Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund

Prospectus Supplement dated July 28, 2009

This supplement amends the Prospectus of each of the above referenced funds (each a “Fund”) as follows and is in addition to any other supplements.

The following subsection is added immediately following the subsection titled “Investments in Oppenheimer Institutional Money Market Fund” in the section titled “Other Investment Strategies and Risks”:

Liquidity Facility. In order to pay cash to shareholders who redeem their shares on any given day, the Fund usually must hold cash in its portfolio, liquidate portfolio securities, or borrow money, each of which imposes certain costs on the Fund. From time to time, the Fund may also participate in a program offered by ReFlow, LLC ("ReFlow") to provide this required liquidity. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

July 28, 2009

     PS0000.055